                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                     ----------

                                      FORM 8-K

                                   CURRENT REPORT



                         Pursuant to Section 13 or 15(d) of
                        The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported):  April 22, 1998


                             U.S. MEDICAL SYSTEMS, INC.
               (Exact name of registrant as specified in its charter)



                                      DELAWARE
                  (State or other jurisdiction of incorporation)



             0-22390                                   68-0206382
     (Commission File Number)              (IRS Employer Identification No.)


                                     ----------


                            7600 Burnet Road, Suite 350
                                Austin, Texas 78757
            (Address of principal executive office, including zip code)


                                  (512)  458-3335
                (Registrant's telephone number, including area code)

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Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On April 22, 1998, the Company appointed Arthur Andersen LLP ("Andersen") to replace Faske Lay & Co., L.L.P. ("Faske") as independent auditors of the Company for the fiscal year ending June 30, 1998. This change was made in anticipation of the move of the Company's home office from Austin, Texas to Houston, Texas. Faske, which served as independent public accountants of the Company with respect to the Company's financial statements for the fiscal year ended June 30, 1997, is based in Austin, Texas, and Andersen is a national accounting firm with offices in Houston.

     The report of Faske on the Company's consolidated financial statements for the year ended June 30, 1997 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle, except that Faske's report on the consolidated financial statements for the year ended June 30, 1997 included an explanatory paragraph with respect to the Company having suffered recurring losses which raise substantial doubt about its ability to continue as a going concern.

     The decision to engage Andersen as the Company's independent auditors was approved by the Company's board of directors.

     In connection with the audit for the year ended June 30, 1997, and through April 22, 1998, the Company has had no disagreements with Faske on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Faske would have caused it to make reference thereto in its report on the consolidated financial statements for such year.

     During the year ended June 30, 1997 and through April 22, 1998, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

     Faske has provided to the Company a letter addressed to the Securities and Exchange Commission stating that it has reviewed the disclosure provided in this Current Report and has no disagreement with the relevant portions of this disclosure, pursuant to the requirements of Item 304(a)(3) of Regulation S-K. A copy of such letter, dated as of April 22, 1998, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Not Applicable.

     (b)  Not Applicable.

     (c)  Exhibits.

          The following exhibit is filed as part of this report:

          EXHIBIT NO.    DESCRIPTION
          -----------    -----------

          16.1 Letter dated April 22, 1998 regarding change in certifying accountant (filed herewith)



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                                      SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       U.S. MEDICAL SYSTEMS, INC.



April 30, 1998                         By: /s/ C. Lee Cooke
                                          -----------------------------------
                                          C. Lee Cooke, Jr.
                                          Chairman of the Board, President
                                          and Chief Executive Officer

















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                                   EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
----------     -----------

16.1 Letter dated April 22, 1998 regarding change in certifying accountant




















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